UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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NUTRIBAND Inc.

(Name of Registrant as Specified In Its Charter)

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NUTRIBAND INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 21, 2022

Oviedo, Florida

December 15, 2021

The Annual Meeting of Stockholders (the “Annual Meeting”) of Nutriband Inc., a Nevada corporation (the “Company”), will be held at 400 West Church Street, Suite 250, Orlando, FL 32801, on Friday, January 21, 2022, at 10:00 A.M. (local time) for the following purposes:

1. To elect seven directors to the Corporation’s Board of Directors, each to hold office for a term expiring at the next Annual Meeting of Stockholders, or until his or her successor is elected and qualified, or until his or her earlier resignation or removal; and

2. To ratify the selection of Sadler, Gibb & Associates, LLC as the independent registered auditor to perform the audit of our consolidated financial statements for 2021.

3. To adopt the Company’s 2021 Employee Stock Option Plan.

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on December 1, 2021, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. All stockholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors,

/s/ Gareth Sheridan
Chief Executive Officer

YOUR VOTE IS IMPORTANT

It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope or you may submit your proxy via the Internet or by using the toll-free number provided on your proxy card. Your proxy may be revoked by you at any time before it has been voted.

NUTRIBAND INC.

121 South Orange Ave., Suite 1500

Orlando, Florida 32801

PROXY STATEMENT

Information Concerning the Solicitation

The Board of Directors (the “Board”) of Nutriband Inc. (the “Company”) is furnishing this proxy statement for the solicitation of proxies to be used at the Annual Shareholders Meeting (the “Annual Meeting”) of the Company to be held at 10:00 A.M. Eastern Time on Friday, January 21, 2022, at 400 West Church Street, Suite 250, Orlando, FL 32801. The proxy materials are being mailed on or about December 15, 2021 to shareholders of record on December 1, 2021.

This proxy statement has been posted on the Internet and may be viewed at HTTPS://Nutriband.com/proxy.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, please take the time to either (i) vote by completing and mailing the proxy card enclosed with the Proxy Materials as soon as possible, (ii) vote via the Internet in accordance with the instructions on the proxy card or (iii) vote by telephone by using the toll-free number on the proxy card. If you elect to vote using the proxy card, please indicate on the card how you wish to vote, sign and send it in the enclosed envelope. If you do return the proxy card and do not indicate how you wish to vote, your proxy card will be voted as recommended by the Board of Directors.

Quorum and Voting

Only holders of our common stock on the close of business on December 1, 2021 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

As of the Record Date, there were 7,773,962 shares of the Company’s common stock, $0.001 par value per share, (the “common stock”) outstanding. All references to “stockholders” herein shall mean holders of common stock collectively, unless otherwise stated.

A simple majority of the issued and outstanding shares of our voting capital stock is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting, and in no event shall a quorum consist of less than a majority of the shares required to constitute a quorum. Seven directors will be elected by the Company’s shareholders of record at the Annual Meeting. Holders of our common stock do not have cumulative voting rights. With respect to proposal 1, the directors receiving the highest number of votes will be elected.

The ratification of auditors will require the vote of a simple majority of the shares of our common stock present at the Annual Meeting by person or proxy. The approval of the Company’s 2021 Employee Stock Option Plan will require the affirmative vote of a majority of the shares voted on the proposal at the Annual Meeting. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the Annual Meeting.

If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted “FOR” the nominees for directors contained in these proxy materials, and “FOR” the appointment of Sadler, Gibb and Associates, LLC as the Company’s independent registered public accounting firm. If a shareholder fails to specify with respect to the proposal for the Company’s 2021 Employee Stock Option Plan, the proxy will not be voted for such proposal.

A shareholder submitting a proxy prior to the Annual Meeting may revoke the proxy at any time before the shares subject to it are voted by (i) sending a written statement to that effect to the Secretary of the Company, (ii) submitting a valid proxy having a later date, or (iii) voting in person at the Annual Meeting.

You may receive more than one copy of the proxy materials, this Proxy Statement and the proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a copy of the proxy materials and a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Discretionary Voting Power

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. On matters which may be raised at the Annual Meeting that are not covered by this proxy statement, the persons named in the proxy will have full discretionary authority to vote.

MANAGEMENT

Our Board of Directors

Set forth below is certain information with respect to our directors:

Name	Age	Position
Gareth Sheridan	32	Chief executive officer and director
Sean Gallagher	57	Executive Chairman and director
Serguei Melnik	49	President and Director
Michael Myer	36	President of Pocono Pharma and Director
Radu Bujoreanu	49	Director
Steven P. Damon	64	Director
Vsevolod Grigore	62	Director
Mark Hamilton	36	Director
Stefani Mancas	43	Director

Gareth Sheridan, our founder, has been chief executive officer and a director since our organization in 2016. In 2012, Mr. Sheridan founded Nutriband Ltd., an Irish company which we acquired in 2016. Mr. Sheridan was named Ireland’s ‘Young Entrepreneur of the Year’ in 2014 in the National Bank of Ireland Startup Awards for establishing Nutriband Ltd. Mr. Sheridan has further business awards from S. Dublin’s Best Young Entrepreneur and Nutriband Ltd as S. Dublin’s Best Startup Company. Mr. Sheridan has also worked as a Business Mentor with 100 Minds, a social enterprise founded in 2013, that brings together some of Ireland’s top college students and connects them with one cause to achieve large charitable goals in a short space of time. Mr. Sheridan is also a past Nissan Generation Next Ambassador, receiving the acknowledgement in 2015 by Nissan Ireland as one of Ireland’s future generational leaders.

In 2019 Mr. Sheridan served on the Board of the St. James Hospital foundation, the charitable foundation for Ireland’s largest public hospital. Mr. Sheridan received a B.Sc. in Business and Management from Dublin Institute of Technology in 2012 where he concentrated on international economics, venture creation and entrepreneurship.

Sean Gallagher is an experienced businessman, an inspiring speaker & a highly regarded business writer. He also stood, as an Independent Candidate, and was runner up, in the 2011 Irish Presidential Election. Sean’s notable business ventures include Co Founding and serving as CEO of Clyde Real Estate, Pharmaceutical Directorships and co-founding Ireland’s largest home technology company, Smarthomes. Sean has also served as a investor in popular TV show, Dragon’s Den which is Ireland and UK’s version of popular US TV show Shark tank. Sean qualified with an MBA from the University of Ulster and previously worked with one of Ireland’s Enterprise Agencies and has, over the past 20 years, trained and mentored hundreds of emerging entrepreneurs. He has also served on a number of Irish State Boards including the National Training and Employment Agency (FAS), the North South Trade Body (InterTrade Ireland) and was Chair of the State-owned Drogheda Port Company. Mr. Gallagher works for us on a part-time basis.

Serguei Melnik, who was elected by the Board as President on October 8, 2021, serves as a member of the board of directors and is a co-founder of Nutriband Inc. Mr Melnik has previously served as our chief financial officer and a director since January 2016. Mr. Melnik has been involved in general business consulting for companies in the U.S. financial markets and setting up legal and financial framework for operations of foreign companies in the U.S. Mr. Melnik advised UNR Holdings, Inc. with regard to the initiation of the trading of its stock in the over-the-counter markets in the U.S., and has provided general advice with respect to the U.S. financial markets for companies located in the U.S. and abroad. From February 2003 to May 2005, he was the Chief Operations Officer and a Board member of Asconi Corporation, Winter Park, Florida, with regard to restructuring the company and listing it on the American Stock Exchange. Mr. Melnik from June 1995 to December 1996 was a lawyer in the Department of Foreign Affairs, JSC Bank “Inteprinzbanca,”, Chisinau, Moldova, and prior thereto practiced law in Moldova in various positions. Mr. Melnik is fluent in Russian, Romanian, English and Spanish.

Michael Myer, who was nominated as a director for election at the November 12, 2020 annual meeting in connection with our acquisition, effective August 31, 2020, of Pocono Coated Products, LLC’s Transdermal, Topical Cosmetic and Health business. Michael has been the Chief Quality Officer at Pocono Coated Products, LLC from January 2015 to June 2019, and General Manager—Nutraceutical Division, from June 2019 to the present. Michael has substantial experience as chief quality officer in manufacturing, quality systems, risk management, process engineering, lean practices, and financial management. Michael has been acting as General Manager of the transdermal patch side of Pocono Coated Products, and the CEO of its Active Intelligence subsidiary. He remains active in daily operations, as well as executive level decision making. Michael is also a former Marine, CrossFit Level 1 Coach, and USAW Sport Performance Coach.

Radu Bujoreanu has been a director since June 2019. Mr. Bujoreanu has been the owner and executive director of Consular Assistance, Inc., which provides assistance in obtaining visas for the Republic of Moldava and related services since December 2002, and he has been a real estate agent with Keller Williams Realty, Inc. since May 2019. Mr. Bujoreanu received his Bachelor in International Public Law from the University of Moldova.

Steven P. Damon has been a director since April 2018, when we signed the agreement to acquire 4P Therapeutics. Mr. Damon is a co-founder of 4P Therapeutics, which was formed in 2011, and he has more than 20 years of experience with various business roles in the medical and pharmaceutical industries. Before founding 4P Therapeutics, Mr. Damon led the business development team at Altea Therapeutics as the company’s senior vice president of business development. Mr. Damon is a director of Georgia BIO, a non-profit trade association that promotes Georgia’s life science industry. Mr. Damon received is Bachelors in Business Administration and Associate in accounting from Colorado Mesa University.

Mark Hamilton, an independent director since July 2018, is an experienced director level professional who has recently joined global consulting firm, Korn Ferry as a Managing Consultant. Prior to moving into organizational consulting, Mark qualified as a Chartered Accountant in global advisory firm, BDO, where he spent 12 years advising some of Ireland’s most successful businesses. His work originated in corporate finance/corporate recovery and more recently, he spent 5 years leading BDO’s client management and sales function, as Head of Business Development. Mr. Hamilton is a Member of the Association of Chartered Accountants (ACA), since 2012. Mr. Hamilton’s accounting / consulting background and experience in corporate finance, restructuring, sales and talent assists us in his role as an independent Board member and Committee Chair. Mr. Hamilton has a very strong presence in the business community across jurisdictions, along with an accomplished track record in project management and business development. Educated at Terenure College, Mark went on to study a B.Sc. degree in Business & Management at Dublin Institute of Technology and subsequently received First Class Honours in his postgraduate degree, for which he specialised in Accountancy in 2009. In addition to his ACA qualification, Mark has also recently completed a diploma in Corporate Governance and is now a member of the Corporate Governance Institute which will assist him in his role as Independent Director.

Stefani Mancas received a Ph.D. in Applied Mathematics from the University of Central Florida in May 2007, with the dissertation topic “Dissipative Solitons in the cubic-quintic Complex Ginzburg Landau equation: Bifurcations and Spatiotemporal Structure”, for which is the recipient of the UCF Outstanding Dissertation Award. Currently, Dr. Mancas is a full Professor in the Department of Mathematics at Embry-Riddle Aeronautical University.  The  current areas of research activities involve finding analytical solutions to nonlinear evolution equations and dynamical systems. The methods used are based primarily on bifurcation theory for dynamical systems, and techniques involving special functions and complex analysis with applications to water waves, soliton theory, biological systems, cosmology and inflation for evolution equations.

Dr. Mancas is the co-founder of the nonlinear Waves Lab which contains an unique 10 m. long water tank used for research such as solitons in shallow water, and water-wind interactions, and also is the organizer of national and international conferences in applied mathematics and mathematical physics. When time allows,  Dr. Mancas reviews articles for scientific journals, and holds a strong record of publications with over seventy articles in refereed journals, and many invited seminars and workshops.

Vsevolod Grigore, age 62, is a seasoned executive who has built careers in multiple fields. He is a former assistant professor and Head of Department at the Moldova State University and Moldova Free International University. As a PhD in linguistics, he contributed to establishing many language services and conference management businesses in his native country of Moldova. He then engaged in a prodigious diplomatic career, serving at high level positions in the Ministry of Foreign Affairs of Moldova. From 1999 to 2002 he was Minister Counselor, Deputy Chief of Mission, then Chargé d’Affaires at Moldovan Embassy to the United States. From 2002 to 2006 he was Ambassador, Permanent Representative of Moldova to the United Nations. During his tenure he served on the board of UNICEF and UNFPA. He currently resides in New York City, using his extensive network of connections to provide a wide array of consultancy services, primarily in the legal and medical field. He graduated from Moldova State University in 1979, received a PhD from Minsk State Linguistic University, Belorussia, in 1987.

BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT

AND SIGNIFICANT SHAREHOLDERS

The following table provides information concerning the beneficial ownership of the Company’s common Stock by each director and nominee for director, certain executive officers, and by all directors and officers of the Company as a group as of the Record Date. In addition, the table provides information concerning the current beneficial owners, if any, known to the Company to hold more than five percent (5%) of the outstanding common Stock of the Company.

The amounts and percentage of stock beneficially owned are reported based on regulations of the securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after December 15, 2021. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which he has no economic interest. The percentage of common stock beneficially owned is based on 7,773,962 shares of common stock outstanding as of the December 1, 2021 Record Date.

Name and Address[1] of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Gareth Sheridan(5)	1,530,000	19.68%
Vitalie Botgros	455,000	5.85%
Serguei Melnik(2)(5)	737,500	9.46%
Steven Damon (5)	56,750	*
Sean Gallagher (5)	53,572	*
Stefani Mancas (5)	20,500	*
Mark Hamilton(8)	22,750	*
Radu Bujoreanu(5)	20,500,	*
Dr. Jeff Patrick (3)	41,241	*
Patrick Ryan((5)	11,250	*
Allan Smith	51,812
Gerald Goodman(6)	107,500	1.37%
Vsevolod Grigore(5)	10,000
Michael Myer(4)	203,641	2.62%
All officers and directors as a group (14 individuals)	3,354,641	41.97%

*	Less than One (1%) Percent.

[1]	The address is c/o Nutriband, Inc., 121 South Orange Ave., Suite 1500, Orlando, FL 32801.

[2]	Includes 100,000 shares owned by Mr. Melnik’s wife, as to which Mr. Melnik disclaims beneficial interest, and 100,000 shares owned by each of his two minor children.

[3]	Includes 21,072 shares owned by Strategic Pharmaceutical Consulting, with respect to which Dr. Jeff Patrick, chief scientific officer, has the power to vote and dispose of the shares. Mr. Patrick was granted a three-year option under the Company’s 2021 Employee Stock Option Plan on November 20, 2021 to purchase 10,000 shares of common stock at an exercise price of $5.96 per share.

(4)	Mr. Myer owns 193,641 shares of which 188,641 shares were received in the acquisition of Pocono Coated Products, LLC, effective August 31, 2020, and was granted a three-year option under the Company’s 2021 Employee Stock Option Plan on November 20, 2021 to purchase 10,000 shares of common stock at an exercise price of $5.96 per share.

(5)

On November 20, 2021, the Board of Directors approved three-year stock option grants under the Company’s 2021 Employee Stock Option Plan as follows: Gareth Sheridan, 20,000 shares; Serguei Melnik, 20,000 shares; Gerald Goodman, 10,000 shares, Patrick Ryan, 10,000 shares, Larry Dillaha, 10,000 shares; Mike Myer, 10,000; Sean Gallagher, 10,000 shares; Jeff Patrick, 10,000 shares; Mark Hamilton, 9,000 shares; Radu Bujoreanu, 8,000 shares; Stefan Mancas, 6,500 shares; Steve Damon, 5,000 shares; and Vsevolod Grigore: 5,000 shares. All options are exercisable at $5.96 per share, except those issued to Gareth Sheridan and Serguei Melnik, which are issuable at $6.56 per share.

(6)	Gerald Goodman holds 22,500 shares directly and was granted a three-year option under the Company’s 2021 Employee Stock Option Plan on November 20, 2021 to purchase 10,000 shares of common stock at an exercise price of $5.96 per share. Mr. Goodman also was issued on October 22, 2021 a stock purchase warrant for the purchase of 75,000 shares of common stock, exercisable at $4.90 per share.

To our knowledge, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

COMPENSATION OF DIRECTORS AND OFFICERS

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934 and has elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this proxy statement.

Executive Compensation

The table below shows the compensation for services in all capacities we paid during the years ended January 31, 2021 and 2020, to the individuals serving as our principal executive officers during the last completed fiscal year and our other two most highly paid executive officers at the end of the last completed fiscal year (whom we refer to collectively as our “named executive officers”);

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during the years ended January 31, 2021 and 2020, earned by or paid to our chief executive officers and the two other officers receiving the greatest compensation.

Name and Principal Position	Year	Salary $	Bonus Awards $	Stock Awards $	Option/ Awards(1) $	Incentive Plan Compensation $	Nonqualified Deferred Earnings $	All Other Compensation $	Total $
Gareth Sheridan,	2021	60,000		150,000					210,000
CEO[3]	2020	42,000	15,000	-	-	-	-	-	57,000

Sean Gallagher,
Executive Chairman[1]	2021			150,000					150,000
	2020	-	-	60,000	-	-	-	-	60,000

Jeff Patrick	2021	-	-	-	-	-	-	-	-
Chief Scientific Officer[2]	2020			60,000	252,700				312,700

[1]	During the year ended January 31, 2021, the Company issued Mr. Gallagher 10,000 shares of common stock, valued at $150,000, as compensation. During the year ended January 31, 2020, we issued to Mr. Gallagher 8,572 shares of common stock, valued at $120,000, representing his compensation for the years ended January 31, 2019 and 2018 pursuant to his employment agreement.

[2]	During the year ended January 31, 2020, we issued to Strategic Pharmaceutical Consulting LLC, a company controlled by Dr. Patrick 8,572 shares of common stock, valued at $120,000, representing Dr. Patrick’s compensation for the years ended January 31, 2020 and 2019. We also granted him to an option to purchase 25,000 shares of common stock at 75% of the market price. The option expired unexercised.

[3]	During the year ended January 31, 2021, we issued to Gareth Sheridan, our CEO, 10,000 shares of common stock valued at $150,000, representing compensation for the year ended January 31, 2021.

Bonuses

Any bonuses granted in the future will relate to meeting certain performance criteria that are directly related to areas within the named executive’s responsibilities with the Company. As we continue to grow, more defined bonus programs may be established to attract and retain our employees at all levels.

Equity Awards and Compensation of Directors and Officers

The following chart sets forth all outstanding equity awards to Named Executive Officers of the Company as of January 31, 2021, and the amounts of compensation paid to directors of the Company in the fiscal year ended January 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gareth Sheridan	60,000	150,000					210,000
Serguei Melnik	26,000	150,000					176,000
Sean Gallagher		150,000					150,000
Michael Myer	40,600	75,000					115,600
Mark Hamilton		187,500					187,500
Radu Bujoreanu		187,500					187,500
Steven Damon		150,000					150,000
Stefani Mancas		187,500					187,500
Vsevolod Grigore		75,000					75,000

Pension Benefits

We currently have no plans that provide for payments or other benefits at, following, or in connection with retirement of our officers.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards at January 31, 2021.

Director Compensation

There are no agreements or arrangements by which any directors or nominees are to receive compensation or other payments from third parties in return for serving on the Board of Directors.

Related Party Transactions

During the year ended January 31, 2021, Serguei Melnik, a director and our former chief financial officer, and Dr. Alan Smith, our chief operating officer, advanced us $18,128, all of which was repaid. As of January 31, 2021, the amount due each of these officers is $-0-.

On January 31, 2020, we issued 8,572 shares to each of Sean Gallagher and to Strategic Pharmaceutical Consulting LLC, which is controlled by Jeff Patrick, for services rendered by Mr. Gallaher and Dr. Patrick valued at $120,000. These issuances were made pursuant to employment agreements with Mr. Gallagher and Dr. Patrick which provide for annual compensation of $60,000 and represented compensation for the years ended December 31, 2019 and 2018.

On January 5, 2021, the Company issued the following numbers of shares common stock to Company officers and members of its Board of Directors. All stock issuances were valued by the Board at $15.00 per share.

Gareth Sheridan, CEO and Director	10,000
Sean Gallagher, Executive Chairman and Director	10,000
Serguei Melnik, Director	10,000
Michael Myer, President of Pocono Pharma and Director(1)	5,000
Radu Bujoreanu, Director	12,500
Steven P. Damon, Director	10,000
Michael Doron, Director*	5,000
Mark Hamilton, Director	12,500
Stefani Mancas, Director	12,500
Vsevolod Grigore, Director	5,000
Patrick Ryan, Chief Technical Officer	5,000
Gerald Goodman, Chief Financial Officer	10,000
Alan Smith, Chief Operating Officer and President of 4P Therapeutics	6,825
Vitalie Botgros, Consultant	5,000
Thomas Cooney, Director*	6,000
Jay Moore, Director*	5,000

(1)	Mr. Myer owns 203,641 shares of common stock, of which 5,000 were issued on January 5, 2021, and 188,641 shares that received from the August 31, 2021 acquisition of Pocono Coated Products, LLC.

*	Former directors.

PROPOSAL ONE – ELECTION OF DIRECTORS

Seven (7) directors will be elected at the Annual Meeting to serve terms expiring at the next Annual Meeting of Stockholders, or until their successors are elected and qualified, or their earlier resignation or removal. Management’s nominees are: Gareth Sheridan, Sean Gallagher, Serguei Melnik, Steven Damon, Mark Hamilton, Radu Bujoreanu and Stefani Mancas. All of the nominees are currently serving as directors of the Company. All directors will be elected by holders of the Company’s common stock. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE SEVEN NOMINEES FOR DIRECTOR NAMED IN PROPOSAL ONE.

Experience, Qualifications, Attributes and Skills of Our Director Nominees

Each of our directors brings a strong and unique set of experience, qualifications, attributes and skills in a variety of areas. Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board of Directors.

We believe that Gareth Sheridan, a founder of the Company, who has directed the Company’s business operations and acquisitions program since its founding, has demonstrated the skills that qualify him to serve on the Board. In particular, the Company will have to continue follow the path we have started on and will need Mr. Sheridan as a Board member to grow and focus its business on the medical products under development.

We believe that Serguei Melnik, a founder of the Company who worked with Mr. Sheridan in starting the Company’s operations in the U.S., and in particular assisted in providing the initial capital to develop the Company’s current business operations, has management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Melnik has worked with other private companies of similar size over the last 20 years, and so has experience working with companies of a size similar to the Company’s, as well as financial and investment banking experience relating to this sector.

We believe that Mr. Sean Gallagher’s broad management, operations, and business knowledge and experience qualify him to serve on our Board. In particular he has served with public and private companies in Ireland over the years, such as Smarthomes and Dragon’s Den, a popular TV program, and is an inspiring speaker and a highly regarded business writer. He also stood, as an Independent Candidate, and was runner up, in the 2011 Irish Presidential Election. He has experience with companies of a size similar to the Company’s, as well as banking, financial, and accounting experience.

Mark Hamilton has been a member of the Association of Chartered Accountants since 2012. Mark qualified as a Chartered Accountant in global advisory firm, BDO, where he spent 12 years advising some of Ireland’s most successful businesses. His work originated in corporate finance/corporate recovery and more recently, he spent 5 years leading BDO’s client management and sales function, as Head of Business Development. Mr. Hamilton has recently joined global consulting firm, Korn Ferry as a Managing Consultant. He is valuable to us as an active member of several committees of the Board. With his accounting, consulting and governance background and wide experience with different types of businesses (at all stages of growth), we believe he qualifies to serve as an independent director on our Board. Mr. Hamilton has worked with public and private companies throughout his career and has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, sales, talent and accounting experience.

We believe that Steven Damon has the skills that qualify him to serve on the Board. Mr. Damon has been a director since April 2018, when we signed the agreement to acquire 4P Therapeutics. He is a co-founder of 4P Therapeutics, which was formed in 2011, and he has more than 20 years of experience with various business roles in the medical and pharmaceutical industries. Before founding 4P Therapeutics, Mr. Damon led the business development team at Altea Therapeutics as the company’s senior vice president of business development. He has experience with companies of a size similar to that of the Company, and his scientific background is important for the development of our planned Aversa product.

Dr. Mancas is a professor and associate chair in the department of mathematics at Embry-Riddle Aeronautical University, Daytona Beach, Florida, and is the co-founder of the nonlinear Waves Lab which contains a water tank used for research in water waves, submarine currents, and autonomous underwater vehicles He is also the organizer of national and international conferences in applied mathematics, and has published many articles in scientific journals. We believe that Mr. Mancas’s scientific management, operations, and business knowledge and experience qualify him to serve on and are valuable for our Board to be able to access.

We believe that the broad business experience of Radu Bujoreanu, who has been a director since June 2019, qualifies him to be a director of the Company.. He is a member of several of our Board committees, and has management experience in working with companies in our Company’s size range.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

Gareth Sheridan serves as Chief Executive Officer and Serguei Melnik is serving as our President, and following the Annual Meeting, it is expected that Serguei Melnik will commence serving as our Chairman. Our Chairman leads the Board of Directors in its discussions and has such other duties as are prescribed by the Board. As Chief Executive Officer, Mr. Sheridan is responsible for implementing the Company’s strategic and operating objectives and day-to-day decision-making related to such implementation.

The Board of Directors currently has three standing committees (audit, compensation, and nominating and corporate governance) that are chaired and composed entirely of directors who are independent under Nasdaq and SEC rules. Given the role and scope of authority of these committees, and that a majority of the Board of Directors is composed of independent directors, the Board of Directors believes that its leadership structure is appropriate. We select directors as members of these committees with the expectation that they will be free of relationships that might interfere with the exercise of independent judgement.

Our Board of Directors is our Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board of Directors selects our senior management team, which is charged with the conduct of our business. Our Board of Directors acts as an advisor and counselor to senior management and oversees its performance.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is determined by our board of directors, subject to the terms of our certificate of incorporation and bylaws. Our board of directors currently consists of nine members, five of which are independent directors.

Meetings

Our Board of Directors acted by written consent five times during 2021.

Committees of the Board of Directors

The board of directors has created three committees - the audit committee, the compensation committee and the nominating and corporate governance committee. Each of the committees has a charter which meets the Nasdaq Stock Market requirements and is composed of three independent directors.

Audit Committee

The audit committee is comprised of Mr. Hamilton, as chairman, Mr. Bujoreanu and Dr. Mancas. We believe that Mark Hamilton qualifies as an “audit committee financial expert” under the rules of the Nasdaq Stock Market. The audit committee oversees, reviews, acts on and reports on various auditing and accounting matters to the board, including: the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, the performance of our independent accountants and our accounting practices, all as set forth in our audit committee charter. The Audit Committee met five times in fiscal 2021,

Report of the Audit Committee

Our Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviews our financial reporting process. In this context, the Audit Committee:

●	has reviewed and discussed with management the audited financial statements for the year ended January 31, 2021;

●

has discussed with Sadler, Gibb & Associates, LLC, our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

●

has received the written disclosures and the letter from Sadler, Gibb & Associates, LLC required by PCAOB Rule 3526, as modified or supplemented, and has discussed with Sadler, Gibb & Associates, LLC,

the independent accountant’s independence.

Based on this review and the discussions referred to above, the Audit Committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended January 31, 2021, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder ratification, of Sadler, Gibb & Associates, LLC as our independent registered public accountants for 2022.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

(Chairman)

Compensation Committee

The compensation committee is comprised of Mark Hamilton and Mr. Bujoreanu. The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally as set forth in the audit committee charter. If so authorized by the board, the compensation committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt. The compensation committee will not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee will consult with the chief executive officer, who may make recommendations to the compensation committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee will also discuss with the chief executive officer and other responsible officers the compensation policies for employees who are not officers. The compensation committee has the responsibilities and authority relating to the retention, compensation, oversight and funding of compensation consultants, legal counsel and other compensation advisers. The compensation committee members will consider the independence of such advisors before selecting or receiving advice from such advisors. The compensation committee met five times in fiscal 2021.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, which is comprised of Mr. Hamilton and Mr. Bujoreanu, will identify, evaluate and recommend qualified nominees to serve on our board; develop and oversee our internal corporate governance processes, and maintain a management succession plan. An additional member of this committee will be appointed, to bring the committee up to three members.

Independent Directors

Five of our directors, Radu Bujoreanu, Steven Damon, Mark Hamilton, Stefani Mancas and Vsevolod Grigore are independent directors based on the NASDAQ definition of independent director.

Compensation Committee

The compensation committee is comprised of Mark Hamilton and Mr. Bujoreanu. The compensation committee oversees the compensation of our chief executive officer and our other executive officers and reviews our overall compensation policies for employees generally as set forth in the audit committee charter. If so authorized by the board, the compensation committee may also serve as the granting and administrative committee under any option or other equity-based compensation plans which we may adopt. The compensation committee will not delegate its authority to fix compensation; however, as to officers who report to the chief executive officer, the compensation committee will consult with the chief executive officer, who may make recommendations to the compensation committee. Any recommendations by the chief executive officer are accompanied by an analysis of the basis for the recommendations. The committee will also discuss with the chief executive officer and other responsible officers the compensation policies for employees who are not officers. The compensation committee has the responsibilities and authority relating to the retention, compensation, oversight and funding of compensation consultants, legal counsel and other compensation advisers. The compensation committee members will consider the independence of such advisors before selecting or receiving advice from such advisors. The full Board of Directors reviews and approves restricted share awards and stock option grants. During fiscal 2021 the Compensation Committee met twice.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, which is comprised of Mr. Hamilton and Mr. Bujoreanu, identifies, evaluates, and recommends candidates to serve on our Board; develops and oversees our internal corporate governance processes, and maintains a management succession plan.

Family Relationships

There are no family relationships among our directors and executive officers.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer who serves on our board or compensation committee. No member of our board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of the our common stock and other equity securities, on Form 3, 4 and 5 respectively.  Mr. Sheridan and Mr. Melnik filed late Form5s for the year ended January 31, 2020. Mr. Goodman, Dr. Smith, Mr. Ryan, Dr. Patrick, Dr. Dillaha, Mr. Bujoreanu, Mr. Cooney, Mr. Damon, Mr. Doron, Mr. Hamilton, Mr. Mancas and Mr. Moore have not filed their Form 3 reports.

Code of Ethics

Our board of directors has adopted a code of ethics applicable to our employees, directors and officers, in accordance with applicable U.S. federal securities laws and the NASDAQ regulations. Any waiver of this code may be made only by our board of directors and will be promptly disclosed as required by applicable federal securities laws and the NASDAQ corporate governance rules. The Code of Ethics is available on our website at HTTPS://Nutriband.com/ethics ..

Director Attendance at Annual Meetings

Our Board of Directors encourages director attendance at our annual meetings of stockholders. This is our Company’s first annual meeting following listing of our common stock on The Nasdaq Capital Market.

Board Leadership Structure

The position of the Chairman of our Board of Directors are served by one individual, Serguei Melnik, Chairman. We have determined that the leadership structure of our Board of Directors is appropriate, especially given the early stage of our development and the size of our Company.

The Board of Directors oversees our exposure to risk through its interaction with management concerning matters related to financial, operational, regulatory, legal and strategic risks. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations.

Conflicts of Interest

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

PROPOSAL TWO – RATIFICATION OF AUDITORS

Our Board selected Sadler, Gibb & Associates, LLC as the independent auditor to perform the audit of our consolidated financial statements for 2021. Sadler, Gibb & Associates, LLC is a registered public accounting firm.

Our Board of Directors is asking our stockholders to ratify the selection of Sadler, Gibb & Associates, LLC as our independent auditor for 2021. Although not required by law or our Bylaws, our Board of Directors is submitting the selection of Sadler, Gibb & Associates, LLC to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board of Directors, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Sadler, Gibb & Associates, LLC is not expected to attend the Annual Meeting. If a representative does attend, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

The Audit Committee has selected Sadler, Gibb & Associates, LLC as the Company’s independent public accountants for the fiscal year ending January 31, 2022.

Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of Sadler, Gibb & Associates, LLC as independent accountants for the current fiscal year ending January 31, 2022. The Company is advised by said firm that neither the firm nor any of its members now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS INDEPENDENT REGISTERERD PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2021.

The fees billed for professional services by Sadler, Gibb & Associates, LLC for the fiscal years ended January 31, 2021 and 2020 were:

	Year Ended January 31
	2021	2020
Audit fees	$63,500	$42,469
Audit – related fees	0	0
Tax fees	0	0
All other fees	$65,637	$23,325

In the above table, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements included in Form 10-K and review of financial statements included in Forms 10-Q, and for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning rendered by the principal accountant. 100% of the Three types of services set forth above were approved by the Audit Committee in accordance with its charter.

PROPOSAL THREE – APPROVAL OF THE 2021 EMPLOYEE STOCK OPTION PLAN

The Board of Directors of the Company on October 29, 2021, adopted a resolution unanimously adopting and approving, and recommending to the Company’s stockholders for their approval, the 2021 Employee Stock Option Plan (the “2021 Option Plan”), pursuant to which 350,000 shares of common stock are reserved for issuance to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company.

Reasons for Adoption of the 2021 Stock Option Plan

One of the primary purposes of the 2021 Option Plan is to advance the interests of the Company and its stockholders by aiding the Company in attracting and retaining qualified personnel. Another important purpose of the 2021 Option Plan is to support the achievement of the Company’s business objectives by providing stock-based incentives which focus participants in the Plan on the Company’s long-term objectives and link the participants’ interests with the interests of the Company’s stockholders. The 2021 Option Plan is also designed to respond to applicable tax laws, accounting rules and securities regulations.

Description of the 2021 Option Plan

The following is a summary of certain provisions of the 2021 Option Plan and is qualified in its entirety by reference to the complete text of the 2021 Option Plan set forth in Annex A to this Information Statement.

Under the 2021 Option Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder.

The 2021 Option Plan also provides for restricted stock awards to an Employee representing shares of Common Stock (“Restricted Shares”) that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee (as defined below) may determine (“Restricted Stock Awards”). In connection with issuance of any Restricted Shares, the Committee may (but shall not be obligated to) require the payment of a specified purchase price (which price may be less than Fair Market Value).

The 2021 Option Plan is administered by the Board of Directors or a committee (the “Committee”) which is appointed by the Board of Directors from those of its members who are “non-employees” of the Company as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Subject to the provisions of the 2021 Option Plan, the Board of Directors, or the Committee, if one is appointed, has full authority to determine the persons to be granted options or Restricted Stock Awards under the 2021 Option Plan and the terms of Restricted Stock Awards, the number and purchase price of the shares represented by each option, the time or times at which the options may be exercised, and the terms and provisions of each option, which need not be uniform for all options.

Key employees of the Company or its subsidiaries, as determined by the Board or Committee, and non-employee directors of and consultants to the Company or its subsidiaries are eligible to receive options or Restricted Stock Awards under the 2021 Option Plan. The 2021 Option Plan authorizes the Committee to grant, over a ten-year period, options or Restricted Stock Awards to purchase up to a maximum of 10,000,000 shares of the Company’s Common Stock, subject to adjustment as described below. If any option expires or is terminated prior to its exercise in full and prior to the termination of the 2021 Option Plan, the shares subject to such unexercised option shall again be available for the grant of new options under the 2021 Option Plan. Further, any shares used as full or partial payment by an optionee upon exercise of an option may subsequently be used by the Company to satisfy other options granted under the 2021 Option Plan, subject to limitations on the total number of shares authorized to be issued under the 2021 Option Plan. The 2021 Option Plan provides that the purchase price per share for ISO’s may not be less than 100% of the fair market value of the Common Stock at the time of grant. The purchase price is to be paid in cash or Common Stock of the Company held for at least six (6) months and with a market value equivalent to that of the shares being acquired or, in the discretion of the Committee, any combination of these.

The term of each option will not be more than ten (10) years from the date of grant. Options granted under the 2021 Option Plan may be exercised only during the continuance of the Participant’s employment with the Company or one of its subsidiaries. The 2021 Option Plan permits an outstanding ISO option to be exercised after termination of employment only to the extent that the option was exercisable on the date of termination but in no event beyond the original term of the option (i) within one year by the estate or rightful heir(s) of the optionee if the optionee’s employment is terminated due to the optionee’s death; (ii) within one year after the date of such termination if the termination is due to the optionee’s Disability (as defined in the 2021 Option Plan); or (iii) within three months after the date of such termination if the termination was due to the optionee’s Retirement (as defined in the 2021 Option Plan) or was for reasons other than death or Disability and other than “for cause” (as defined in the 2021 Option Plan). Upon termination of an optionee’s employment “for cause,” any unexercised options held by the optionee will be forfeited. In the event of the dissolution, liquidation or sale of all or substantially all of the assets of the Company, to the extent it has not been previously exercised an option will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by such successor corporation or, if such successor corporation does not agree to assume the option or substitute an equivalent option, the Board shall provide for the option holder to have the right to exercise the option as to all of the optioned shares, including shares as to which the option would not otherwise be exercisable.

The number of shares subject to options and the option prices will be appropriately adjusted in the event of changes in the outstanding Company Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, stock splits and combinations of shares, and the like. The Board of Directors may at any time terminate or modify the 2021 Option Plan, except that without further approval of the shareholders the Board may not make any changes to the 2021 Option Plan which would materially increase the number of shares that may be issued under the 2021 Option Plan, materially modify the eligibility requirements for participation in the Plan, or require shareholder approval under the Delaware General Corporation Law, the Exchange Act, or the Code.

Options granted under the Plan may be in the form of “incentive stock options” which qualify as such under Section 422 of the Code or non-qualified stock options which do not meet the criteria for incentive stock options under Section 422. The tax treatment of stock options qualifying as incentive stock options may be more favorable to employees than that afforded to non-qualified stock options. Options granted under the 2021 Option Plan are, generally, transferable only by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee or by his legal representative in the event of his Disability. In its sole discretion, however, the Committee may permit an optionee to make certain transfers of non-qualified stock options, provided that the transfers are to “family members” and are not for value, as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”).

Certain Federal Income Tax Consequences associated with the 2021 Option Plan

The following discussion of tax considerations relates only to certain U.S. federal individual income tax matters with regard to ISO’s and is based upon current income tax laws, regulations and rulings. The discussion is general in nature and does not take into account a number of considerations that may apply in light of an optionee’s particular circumstances.

Generally, upon the exercise of an ISO, the optionee will recognize no income for U.S. federal income tax purposes. The difference between the exercise price of the ISO and the fair market value of the stock at the time of purchase is, however, an item of tax preference that may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two (2) years of the date of grant of the option or within one (1) year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. Under rules applicable to U.S. corporations, no deduction is usually available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so acquired before the applicable holding period expires). By contrast, upon the exercise of a non-qualified stock option, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee, subject to certain limitations imposed by the Code in the case of highly compensated employees.

Required Stockholder Vote

The approval of the 2021 Stock Option Plan providing for the reservation of 350,000 shares of Common Stock for issuance pursuant to options granted thereunder requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” SUCH RATIFICATION.

ANNUAL REPORTS

The Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021, including financial statements as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

A copy of this Proxy Statement and the Company’s Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended January 31, 2021, filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Nutriband Inc., 121 South Orange Ave., Suite 1500, Orlando, Florida 32801. This Proxy Statement is also available on our website at HTTPS://Nutriband.com/proxy.

SHAREHOLDER PROPOSALS

Stockholders Proposals for the 2022 Annual Meeting

The Company expects its next annual meeting to occur in June 2022. Accordingly, stockholder proposals intended to be presented at the Company’s 2022 annual meeting must be received by the Company no later than March 4, 2022 (pursuant to Rule 14a-8 of the Exchange Act, this deadline is a reasonable time before we expect to mail proxy statements for our 2022 annual meeting to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting). Proposals should be addressed to the Office of the Company, 121 South Orange Ave., Suite 1500, Orlando, Florida 32801.

‘For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2022 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given a reasonable time before we expect to mail proxy statements for our 2022 annual meeting. Accordingly, with respect to the Company’s 2022 annual meeting of stockholders, notice must be provided to the Office of the Secretary, 121 South Orange Ave., Suite 1500, Orlando, Florida 32801, no later than February 4, 2022. If a stockholder fails to provide timely notice of a proposal to be presented at the 2022 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Mail can be addressed to Directors in care of the Office of the Secretary 121 South Orange Ave., Suite 1500, Orlando, Florida 32801. Routine correspondence will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

PROXY SOLICITATION

The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

Gareth Sheridan

Chief Executive Officer

December 15, 2021

Orlando, Florida

FORM OF PROXY CARD

TO BE INSERTED HERE

ANNEX A

NUTRIBAND INC.

2021 EMPLOYEE STOCK OPTION PLAN

1.	Purpose

The proper execution of the duties and responsibilities of the executives, directors, and key employees of Nutriband Inc. (the “Corporation”), as well as consultants to the Corporation, is a vital factor in the continued growth and success of the Corporation. Toward this end, it is necessary to attract and retain effective and capable individuals to assume positions and provide services that contribute materially to the successful operation of the business of the Corporation. It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the Corporation and thereby provide them with added incentive to remain in the service of or provide services to the Corporation and to increase the prosperity, growth, and earnings of the Corporation. This stock option plan is intended to serve these purposes.

2.	Definitions

The following terms wherever used herein shall have the meanings set forth below.

“Board of Directors” or “Board” shall mean the Board of Directors of the Corporation.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

“Committee” shall mean a committee to be appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

“Common Stock” shall mean the shares of common stock of the Corporation, including both the voting and any non-voting classes of stock.

“Corporation” shall mean Nutriband Inc., a Nevada corporation.

“Employee” shall mean a common law employee of the Corporation or a Parent or a Subsidiary.

“Employment” means periods during which an Employee qualifies as an Employee.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of the Common Stock on any date shall be (a) the average on that date of the high and low prices of a share of Common Stock on The Nasdaq Capital Market; or (b) such other value as the Board reasonably determines is a more accurate indication of the fair market value of the Common Stock.

“Immediate Family Member” shall mean each of (a) the children, step children or grandchildren of the Employee to whom the Option is granted, (b) the spouse or any parent of the Employee to whom the Option is granted, (c) any trust solely for the benefit of any such family members, and (iv) any partnership or other entity in which such family members are the only partners or other equity holders.

“Incentive Stock Option” shall mean any Option granted pursuant to the Plan that is designated as an Incentive Stock Option and which satisfies the requirements of Section 422(b) of the Code.

“Nonstatutory Stock Option” shall mean any Option granted pursuant to the Plan that is not an Incentive Stock Option.

“Option” or “Stock Option” shall mean a right granted pursuant to the Plan to purchase shares of Common Stock, and shall include the terms “Incentive Stock Option” and “Nonstatutory Stock Option”.

“Optionee” shall mean an Employee who is granted an Option under this Plan.

“Option Agreement” shall mean a written agreement representing Options granted pursuant to the Plan, as contemplated by Section 7 of the Plan.

“Option Holder” means the Optionee or, if applicable, the person to whom the Optionee’s rights under the Option Agreement shall have been validly transferred.

“Parent” shall mean a “parent company” of the Corporation, whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Plan” shall mean the Nutriband Inc. 2021 Employee Stock Incentive Plan as originally approved by the Board of Directors on October 29, 2021, as embodied in this document, and as the same may be amended from time to time.

“Restricted Share” shall have the meaning set forth in Section 4(c).

“Restricted Stock Award” shall have the meaning set forth in Section 4(c).

“Share” shall mean a share of the Common Stock of the Corporation that is subject to an Option or Restricted Stock Award, as adjusted in accordance with Section 9 of the Plan.

“Subsidiary” shall mean a “subsidiary corporation” of Corporation or a Parent, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Effective Date of the Plan

The Plan shall become effective upon stockholder approval pursuant to Section 15 of the Plan, provided that such approval is received before the expiration of one year from the date the Plan is approved by the Board of Directors, and provided further that the Board of Directors may grant Options pursuant to the Plan prior to stockholder approval if such Options by their terms are contingent upon subsequent stockholder approval of the Plan.

4. Administration

(a) Procedure.

(i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Corporation, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto (“Rule 16b-3”) with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

(ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

(iii) Administration With Respect to Other Employees. With respect to grants of Options to Employees who are neither directors nor officers of the Corporation, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of the Nevada corporate and securities laws and of the Code (the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b) Powers of the Board. Subject to the provisions of the Plan, the Board (or the Committee) shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Restricted Stock Awards; (ii) to determine, upon review of relevant information the fair market value of the Common Stock in each class; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 7(b) of the Plan and the price of Restricted Shares; (iv) to determine the regular, full-time Employees and non-employee directors or other consultants to whom, and the time or times at which, Options or Restricted Stock Awards shall be granted and the number of Shares to be represented by each Option or Restricted Stock Award; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the rules and provisions of each Option or Restricted Stock Award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or Restricted Stock Award; (viii) to accelerate or defer (with the consent of the Option Holder) the exercise date of any Option, consistent with the provisions of Section 7 of the Plan; (ix) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Board or Committee; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) Grant of Restricted Stock Awards. The Board or Committee shall have the power to issue a restricted stock award to an Employee or non-employee director or consultant representing shares of Common Stock (“Restricted Shares”) that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Board or Committee may determine (“Restricted Stock Awards”). In connection with issuance of any Restricted Shares, the Board or Committee may (but shall not be obligated to) require the payment of a specified purchase price (which price may be less than Fair Market Value). Grant of a Restricted Stock Award shall result in a decrease in the number of Shares that thereafter may be available for purposes of the Plan by the number of Restricted Shares included in the Restricted Stock Award.

(d) Effect of Board’s Decision. All decisions, determinations and interpretations of the Board (or the Committee designated by the Board to administer the Plan) shall be final and binding on all Optionees, Option Holders of any Options and holders of Restricted Stock Awards under the Plan.

5. Participation in the Plan

(a) Participation in the Plan shall be limited to those Employees who are designated for payroll purposes as full-time, permanent employees of the Corporation and any Parent or Subsidiary and those persons who shall be designated by the Committee and approved by the Board of Directors as participants in the Plan. The Plan shall not confer upon any Optionee any right with respect to continuation of Employment, nor shall it interfere in any way with his or her right or the Corporation’s right to terminate his or her employment at any time, with or without cause.

(b) A member of the Board of Directors or consultant who is not also an Employee shall be eligible to participate in the Plan but shall not be eligible to receive Incentive Stock Options hereunder.

6. Stock Subject to the Plan

(a) Subject to Section 9 of the Plan, there shall be reserved for the granting of Options pursuant to the Plan and for issuance and sale pursuant to such Options or Restricted Stock Awards 350,000 shares of Common Stock, subject to adjustments as provided in Section 7(d) of the Plan, plus an automatic annual increase to be added on February 1 of each year beginning in 2022 and ending in 2031, equal to the lesser of (i) 200,000 shares of Common Equity or (ii) five percent (5%) of the total shares of Common Stock outstanding on such date (including for this purpose any shares of Common Stock issuable upon conversion of any outstanding capital equity of the Company) or (iii) such lesser number as determined by the Board.. To determine the number of Shares of either the voting or nonvoting class of Common Stock that is available at any time for the granting of Options, there shall be deducted from the total number of reserved shares of that class of Common Stock, the number of shares of that class of Common Stock in respect of which Options have been granted pursuant to the Plan that are still outstanding or have been exercised. The Shares of Common Stock to be issued pursuant to the Plan shall be made available from the authorized but unissued shares of Common Stock or reacquired Common Stock. If for any reason Shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such Shares of Common Stock again shall (unless the Plan shall have been terminated) be available for issuance pursuant to the exercise of Options pursuant to the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Corporation shall not become available for future grant or sale under the Plan.

(b) Proceeds from the purchase of shares of Common Stock upon the exercise of Options granted pursuant to the Plan or from Restricted Stock Awards shall be used for the general business purposes of the Corporation.

7. Terms and Conditions of Options

(a) Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options and may be for the purchase of either voting or non-voting Common Stock, all as determined by the Board of Directors or Committee at its discretion and as designated in the terms of the Option Agreement. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Corporation) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the prior sentence, Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board of Directors or Committee at the time of the grant, but shall be subject to the following:

(i) In the case of an Incentive Stock Option:

(A) which is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) which is granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

(ii) In the case of Nonstatutory Stock Option

(A) which is granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be as determined by the Board of Directors or Committee.

(B) granted to any other person, the per Share exercise price shall be as determined by the Board of Directors or Committee.

For purposes of this Section 7(b), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

If the Board of Directors or Committee does not establish a specific exercise price per share at the time of grant, the exercise price per share shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Options.

(c) Each Option, subject to the other limitations set forth in the Plan, may extend for a period of up to but not exceeding 10 years from the date on which it is granted. The term of each Option shall be determined by the Board of Directors or Committee at the time of grant of the Option and specified in the Option Agreement, provided that if no term is specified by the Board or Committee the term of the Option shall be the maximum term permitted under this Section measured from the date on which it is granted. Notwithstanding anything to the contrary, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement, or (b) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

(d) The Board of Directors or Committee may provide in the Option Agreement that the right to exercise each Option for the number of shares subject to each Option shall vest in the Optionee over such period of time as the Board or Committee, in its discretion, shall determine for each Optionee.

(e) Options shall be nontransferable and nonassignable and may not be sold, pledged, assigned, hypothecated, transferred, or disposed in any manner, except that (1) Options may be transferred by testamentary instrument or by the laws of descent and distribution, and (2) subject to the terms and conditions of the Option Agreement or any other terms and conditions imposed by the Board of Directors or Committee from time to time, Options may be transferred in accordance with Section 7(l) of the Plan if the applicable Option Agreement or other action of the Board or Committee expressly provides that the Options are transferable.

(f) Upon voluntary or involuntary termination of an Optionee’s active Employment for any reason (including disability), his Option and all rights thereunder shall terminate effective at the close of business on the date the Optionee ceases to be an active, regular employee of the Corporation or any of its subsidiaries, except (1) to the extent previously exercised and (2) as provided in Sections 7 (g), (h), (i) and (j) of the Plan.

(g) In the event an Optionee takes a leave of absence from the Corporation or any Parent or Subsidiary for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government, the Committee may consider his or her case and may take such action in respect of the related Option Agreement as it may deem appropriate under the circumstances in its absolute discretion, including accelerating the time previously-granted Options may be exercised and extending the time following the Optionee’s termination of Employment during which the Option Holder is entitled to purchase the Shares of Common Stock subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option or more than ninety (90) days after the Optionee’s termination of Employment.

(h) If an Optionee’s Employment terminates as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option Holder may exercise his or her Option within no more than the twelve (12) month period beginning on the date of his or her termination of Employment (to the extent the Option Holder was entitled to exercise the Option at the date of the Optionee’s termination of Employment and provided that in no event may any Option be exercised after the expiration of the term of the Option), after which the Option shall lapse.

(i) If an Optionee dies during the term of his or her Option without the Option having been fully exercised, the executor or administrator of the Optionee’s estate or the person who inherits the right to exercise the Option by bequest or inheritance shall have the right within one (1) year of the Optionee’s death to purchase the number of Shares of Common Stock that the deceased Optionee was entitled to purchase at the date of death, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

(j) If an Optionee terminates employment without having fully exercised the Option due to the Optionee’s retirement at or after age 60 and with the consent of the Corporation, then the Option Holder shall have the right within ninety (90) days of the Optionee’s termination of Employment to purchase the number of shares of Common Stock that the Option Holder was entitled to purchase at the date of termination of the Optionee’s Employment, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option. The Board of Directors or Committee may cancel an Option during the ninety day period referred to in this paragraph, if the Optionee engages in employment or activities contrary, in the opinion of the Board or Committee, to the best interests of the Corporation. The Board or Committee shall determine in each case whether a termination of Employment shall be considered a retirement with the consent of the Corporation, and, subject to applicable law, whether a leave of absence shall constitute a termination of Employment. Any such determination of the Board or Committee shall be final and conclusive, unless the Committee is overruled by the Board.

(k) The granting of an Option pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to retain or employ the Optionee for any specified period.

(l) The Board of Directors or Committee may provide, in the original grant of a Nonqualified Stock Option or in an amendment or supplement to a previous grant, that some or all of the Nonqualified Stock Options granted under the Plan are transferable by the Optionee to an Immediate Family Member of the Optionee, provided that (i) the Option Agreement, as it may be amended from time to time, expressly so provides or the Board or Committee otherwise designates the Option as transferable, (ii) the transfer by the Optionee is a bona fide gift without consideration, (iii) the transfer is irrevocable, (iv) the Optionee and any such transferee provides such documentation or other information concerning the transfer or the transferee as the Board of Directors or Committee or any Employee of the Corporation acting on behalf of the Board or Committee may from time to time request, and (v) the Optionee or the Option Holder complies with all of the terms and conditions (including, without limitation, any further restrictions or limitations) included in the Option Agreement. Any Nonqualified Stock Option transferred in accordance with the terms and conditions provided in this Section 7(l) shall continue to be subject to the same terms and conditions that were applicable to such Nonqualified Stock Option prior to the transfer. Notwithstanding any other provisions of the Plan, the Corporation shall not be required to honor any exercise by an Immediate Family Member of an Option transferred in accordance with the terms and conditions provided in this Section 7(l) unless and until payment or provision for payment of any applicable withholding taxes has been made.

(m) In addition to the general terms and conditions set forth in this Section 7 in respect of Options granted pursuant to the Plan, Incentive Stock Options granted pursuant to the Plan shall be subject to the following additional terms and conditions:

(i) “Incentive Stock Options” shall be granted only to individuals who, at the date of grant of the Option, are regular, full-time Employees of the Corporation or any Parent or Subsidiary;

(ii) No Employee who owns beneficially more than 10% of the total combined voting power of all classes of stock of the Corporation shall be eligible to be granted an “Incentive Stock Option”, unless the exercise price per Share is at least 110% of the Fair Market Value of the Common Stock subject to the Option on the date of grant of the Option and the Option, by its terms, is not exercisable after the expiration of five years from the date the Option is granted.

(iii) To the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock in respect of which an Option is exercisable for the first time by the Optionee during any calendar year (and taking into account all “incentive stock option” plans of the Corporation and its subsidiaries) exceeds $100,000, that number of whole shares for which an Option issued hereunder is exercisable with an aggregate fair market value in excess of this $100,000 limit shall not be treated as having been granted under an “incentive stock option”; and

(iv) Any other terms and conditions specified by the Committee that are not inconsistent with the Plan, except that such terms and conditions must be consistent with the requirements for “incentive stock options” under Section 422 of the Code.

8. Methods of Exercise of Options

(a) An Optionee (or other Option Holder, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the Shares of Common Stock covered by the Option shall (i) notify the Corporation in writing at its principal office to that effect, specifying the number of Shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Section 8. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option Holder should mail the original executed copy of the written notice to the Corporation promptly thereafter. An Option may not be exercised for as fraction of a share of Common Stock.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board of Directors and may consist entirely of cash, check, promissory note, other shares of Common Stock which (i) either have been owned by the Option Holder for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Corporation, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the laws of Nevada. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Corporation.

(c) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the Option Holder and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Board of Directors, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote (in the case of voting stock) or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Corporation shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of a Nonstatutory Stock Option, the Corporation shall issue a separate stock certificate evidencing the Shares of each class treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares of each class treated as acquired upon exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

(d) An Option Holder at any time may elect in writing to abandon an Option in respect of all or part of the number of Shares of Common Stock as to which the Option shall not have been exercised.

(e) Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

9. Adjustments Upon Changes in Capitalization or Merger

Subject to any required action by the shareholders of the Corporation, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

In the event of the proposed dissolution, liquidation or sale of all or substantially all of the assets of the Corporation, the Board shall notify the Optionee or other Option Holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Corporation with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Option Holder to have the right to exercise the Option as to all of the optioned Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee or other Option Holder that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

10. Time of Granting Options

The date of grant of an Option shall, for all purposes, be the date on which the Board of Directors or Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

11. Amendments and Discontinuance of the Plan

(a) The Board of Directors shall have the right at any time and from time to time to amend, modify, or discontinue the Plan in such respects as the Board may deem advisable; provided that, unless approved by the Corporation’s shareholders in accordance with Section 15, no such amendment, modification, or discontinuance of the Plan shall (i) revoke or alter the terms of any valid Option previously granted pursuant to the Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to Options granted pursuant to the Plan, (iii) change the maximum aggregate number of shares of Common Stock that may be issued upon the exercise of Options granted pursuant to the Plan to any single individual, (iv) decrease the price determined pursuant to the provisions of Section 7(b), (v) change the class of persons to whom Options may be granted pursuant to the Plan, (vi) provide for Options exercisable more than 10 years after the date granted, (vii) if the Corporation has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

(b) Shareholder Approval. If any amendment requiring shareholder approval under Section 15(a) of the Plan is made at a time when any class of equity securities by the Corporation is registered under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 15 of the Plan.

(c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or other Option Holder and the Board of Directors, which agreement must be in writing and signed by the Option Holder and the Corporation.

12. Plan Subject to Governmental Laws and Regulations

The Plan and the grant and exercise of Options and grant of Restricted Stock Awards pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations. Shares shall not be issued pursuant to the exercise of an Option or Restricted Shares pursuant to a Restricted Stock Award unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the issuance of the Restricted Shares pursuant to the Restricted Stock Award shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

As a condition to the exercise of an Option or issuance of Restricted Shares pursuant to a Restricted Stock Award, the Corporation may require the person exercising such Option or receiving such Restricted Shares to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned relevant provisions of law.

13. Reservation of Shares

The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. Option Agreements and Restricted Stock Awards

Options and Restricted Stock Awards shall be evidenced by written option or restricted stock award agreements in such form as the Committee shall determine from time to time.

15. Shareholder Approval

(a) Continuance of the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months before or after the date the Plan is adopted.

(b) The required approval of the shareholders of the Corporation shall be solicited substantially in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

16. Term of Plan

The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Corporation as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

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NUTRIBAND, INC.

Proxy for Annual Meeting of Shareholders on January 21, 2022

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Gareth Sheridan and Serguei Melnik, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Nutriband, INC., to be held January 21, 2022 at 255 S Orange Ave., Suite 1800, Orlando, FL 32801, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

NUTRIBAND, INC.

January 21, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at - **{Insert web address where material will be hosted}**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733000000000001000 1 012122

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Gareth Sheridan
- ○ Sean Gallagher
- ○ Serguei Melnik
- ○ Steven Damon
- ○ Mark Hamilton
- ○ Radu Bujoreanu
- ○ Stefani Mancas

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratify the selection of Sadler, Gibb & Associates, LLC as the auditors.	☐	☐	☐
3. Adopt the Company's 2021 Employee Stock Option Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees in Proposal 1 and FOR Proposal 2 and Proposal 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.